UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
(Name of Registrant as Specified In Its Charter)

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THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

Prudential Retirement Services

30 Scranton Office Park
Scranton, PA 18507-1789

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW!

May 27, 2008

Dear Contractholder/Participant:

I am inviting you to vote on a proposal relating to the management and operation of your Account. A special meeting of persons having voting rights with respect to the Account is scheduled for July 18, 2008. This package contains information about the proposal and includes materials you will need to vote.

The Committee of the Account has reviewed the proposal and has recommended that the proposal be presented to you for consideration. Although the Committee Members have determined that the proposal is in your best interest, the final decision is yours.

To help you understand the proposal, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description of the proposal.

Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card(s) before mailing it (or them) in the enclosed postage-paid envelope.

•  By Internet. Have your proxy card(s) available. Go to the web site: www.proxyweb.com. Enter your control number from your proxy card(s). Follow the simple instructions found on the web site.

•  By Telephone. Call 1-888-221-0697 toll free (phone line is available 24 hours a day).

•  In Person. By attending the meeting and voting your shares.

Thank you for your participation.

  Sincerely,

  Judy A. Rice
  President

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL

Please read the enclosed proxy statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q. What Proposal am I Being Asked to Vote on?

A. The purpose of the proxy is to ask you to elect a new Committee for the Account.

Q. Are you Recommending a New Committee for the Account?

A. Yes. The current Committee of the Account has nominated for election a new, larger Committee, including ten Independent Committee Members and two Interested Committee Members. All of the nominees either already serve or have been nominated to serve as directors or trustees on other funds in the Prudential mutual fund complex, although, with the exception of one individual, they do not currently serve as Committee Members for the Account.

Q. Will the Proposal Result in Higher Committee Member Fees to be Paid by the Account?

A. No. Under the Account's Management Agreement, the Account's Manager, Prudential Investments LLC, or its affiliates pay the fees and expenses for the Committee Members.

Q. How Many Votes do you Need to Approve this Proposal?

A. Nominees receiving the affirmative vote of a plurality of the votes cast will be elected, provided a quorum is present at the Meeting. In other words, the 12 individuals receiving the most votes will be elected.

Q. What if you do not have Enough Votes to make this Decision by the Scheduled Meeting Date?

A. If we do not receive sufficient votes to hold a Meeting, we or Broadridge, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Contractholders/Participants should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposal by the time of the meeting, the meeting may be adjourned to permit further solicitation of proxy votes.

Q. Will the Proposed Change Result in Higher Management Fees?

A. No.

Q. Has the Committee of the Account Approved the Proposal?

A. Yes. The Account's Committee has approved the proposal and recommends that you vote to approve the proposal.

Q. How Many Votes am I Entitled to Cast?

A. You are entitled to one vote for each dollar in your individual accumulation account(s) in the Account as of the record date. The record date is May 9, 2008.

Q. How do I Vote?

A. You can vote by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope.

You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyweb.com. Enter your control number from your proxy card and follow the instructions found on the web site.

Finally, you can vote by telephone. Call 1-888-221-0697 toll free. This phone line is available 24 hours a day.

Q. How do I Sign the Proxy Card?

A. Individual Accounts: Each person should sign exactly as his or her name appears on the proxy card.

Joint Accounts: Both owners must sign and the signatures should conform exactly to the names shown on the proxy card.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

The attached proxy statement contains more detailed information about the proposal. Please read it carefully.

One or more proxy cards are enclosed along with the proxy statement. Please vote today by signing and returning the proxy card(s) in the postage prepaid envelope provided. you can also vote through the internet or by telephone using the "CONTROL" number that appears on the proxy card and following the simple instructions. The committee recommends that you vote "FOR" the proposal.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

Prudential Retirement Services

30 Scranton Office Park
Scranton, PA 18507-1789

NOTICE OF SPECIAL MEETING
OF PERSONS HAVING VOTING RIGHTS
TO BE HELD ON
July 18, 2008

Dear Contractholder/Participant:

You are hereby notified that the above-listed Account will hold a Special Meeting of persons having voting rights with respect to the Account in the offices of The Prudential Insurance Company of America, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey on July 18, 2008 at 10:00 a.m. Eastern Daylight time for the purpose of considering and acting upon the following proposal: to elect 12 Committee Members for the Account.

You are entitled to vote at the Meeting, and at any adjournments thereof, of the Account in which you had an interest at the close of business on May 9, 2008. If you attend a Meeting, you may vote your interest in person. If you do not expect to attend a meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope or vote by internet or telephone.

  By order of the Committee,

  Jonathan D. Shain
  Assistant Secretary

Dated: May 27, 2008

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THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

Prudential Retirement Services
30 Scranton Office Park
Scranton, PA 18507-1789

PROXY STATEMENT
Special Meeting of Persons Having Voting Rights
To Be Held on July 18, 2008

This proxy statement is being furnished to persons having voting rights with respect to The Prudential Variable Contract Account-2 ("VCA-2") in connection with the solicitation by the Committee of the Account of proxies to be used at a Special Meeting of the Account to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on July 18, 2008, at 10:00 a.m., Eastern time, or any adjournment or adjournments thereof. This proxy statement is being first mailed to persons having voting rights on or about May 27, 2008.

The Account is a separate account of The Prudential Insurance Company of America ("Prudential Insurance") and is a registered, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Ownership interests in the Account are referred to as "Units," and the persons having voting rights with respect to the Account are "Contractholders/Participants." The Committee of the Account, which serves the same function as a mutual fund's board of directors, is referred to as the "Committee," and the individuals serving on the Committee are "Committee Members."

Prudential Investments LLC ("PI" or the "Manager"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Account's Manager under management agreement with the Account (the "Management Agreement"). Investment advisory services are provided to the account under a Subadvisory Agreement with Jennison Associates LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017. PI and Jennison are wholly-owned indirect subsidiaries of Prudential Financial, Inc. ("Prudential"). Prudential Investment Management Services LLC ("PIMS" or the "Distributor"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the distributor of the contracts issued in connection with the Account. PIMS is also a wholly-owned indirect subsidiary of Prudential. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to certain closed-end investment companies, with aggregate assets of approximately $116.6 billion. The Account has a Committee which, in addition to overseeing the actions of the Account's Manager and Subadviser, decides upon matters of general policy. The Committee serves the same function as a mutual fund board of directors.

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VOTING INFORMATION

Under most Section 403(b) plans, Participants have voting rights in the Account, and this proxy statement will be sent to them. Under some qualified plans, the Contractholder will have the voting rights. In general, for qualified plans with a trustee, we will send the proxy statement to the Contractholder so it can determine whether the plan provides for voting by the Contractholder or the Participants.

Voting rights are determined as of the close of business on the record date of May 9, 2008. The person having voting rights is entitled to the number of votes and fractions thereof equal to the number of dollars and fractions thereof in the individual accumulation account(s) in the Account. Prudential is entitled to vote any Units representing its own funds invested in the Account as of the record date. For the Account, Prudential will cast any votes based on any of its own funds in the same proportions as all other persons having voting rights represented at the Meeting in person or by proxy. For example, if 90% of votes received from persons having voting rights in a particular Account are in favor of the Proposal, Prudential will cast 90% of its votes in that Account in favor of the Proposal. The table below provides information regarding the outstanding voting rights as of the record date.

Account	Units Outstanding	Dollar Value of Units Outstanding
VCA-2	[______]	[________]

The presence, in person or by proxy, of more than 35% of the votes which may be cast will constitute a quorum for the transaction of business at each Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Units present and entitled to vote at the Meeting in person or by proxy.

If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power), the Units represented thereby, with respect to matters to be determined by a plurality of the votes cast on such matters (including proposed adjournments on such matters), will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters

The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Units will be voted FOR

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the Proposal. If any nominee for the Committee should withdraw or otherwise become unavailable for election, your Units will be voted in favor of such other nominee or nominees as the Manager may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective your revocation must be received by the Account prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

Contractholders/Participants may revoke their instructions, but to be effective, Prudential must receive written notice of the revocation prior to 6 p.m. on July 17, 2008. Alternatively, Contractholders/Participants may attend a Meeting and vote in person, in which case any prior instructions provided will be revoked.

This solicitation is being made by mail, but it also may be made by telephone or facsimile. Prudential will bear the cost of this solicitation.

Copies of the account's most recent annual report, including financial statements, have previously been delivered to contractholders/participants. Persons having voting rights may obtain without charge additional copies of the account's annual report by writing us at prudential retirement services, 30 Scranton Office Park, Scranton, PA 18507-1789, or by calling 1-866-665-7684 (toll free).

Contractholders/Participants voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the Contractholder/Participant.

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PROPOSAL

TO ELECT COMMITTEE MEMBERS

The current Committee of the Account has nominated the 12 individuals identified below for election to the Committee for the Account. Pertinent information about each nominee is set forth in the listing below. Each nominee has indicated a willingness to serve if elected. Each nominee either currently serves or has been nominated to serve as a director or trustee on some of the other funds in the Prudential mutual fund complex.

The Account currently has four Committee Members, none of whom are "interested persons" of Prudential or the Account under the federal securities laws ("Independent Committee Members") and three of which have been previously elected by persons having voting rights. One of the current Independent Committee Members, Joseph Weber, is currently scheduled to retire from the Committee. One of the nominees, David E. A. Carson, currently serves on the VCA-2 Committee. The other two current Independent Committee Members, who are Saul Fenster and W. Scott McDonald, Jr, have announced their intention to resign from the Committee if the proposed nominees are elected.

The current Committee believes that expanding the size of the Committee and adding members who also serve as directors/trustees of other mutual funds in the Prudential fund complex is in the best interests of the Account. The principal reasons for electing these individuals as members are:

•  to bring additional experience and diversity of viewpoints to the Committee;

•  to bring the benefit of experience derived from service on the boards of other Prudential investment companies;

•  to increase the number of Independent Committee Members in light of the requirements of the federal securities laws mandating that a majority of the members be independent;

•  to compensate for the fact that after the planned retirement of one current Independent Committee Member, the size of the Committee would be smaller than desirable for the effective supervision of the Account's business; and

•  to achieve efficiencies and coordination in operation, supervision and oversight of the Account, which may be derived from having the same individuals serve on the board/committee of each of the Prudential retail mutual funds and the Account.

If elected, the nominees will hold office generally without limit except that (a) any Committee Member may resign; (b) any Committee Member may be removed by a vote of three-fifths of the Committee Members then in office; (c) any Committee Member may be removed by the holders of not less than two-thirds of the Account's outstanding capital stock; and (d) the retirement policy of the Account generally calls for the retirement of Committee Members on December 31 of the year in which they reach the

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age of 75. In the event of a vacancy on the Committee, the remaining Committee Members will fill such vacancy by appointing another Committee Member, so long as immediately after such appointment, at least two-thirds of the Committee Members have been elected by Contractholders/Participants.

None of the nominees are related to one another. None of the Independent Committee Members or persons nominated to become Independent Committee Members owns shares of Prudential or its affiliates.

The business experience and address of each nominee for Independent and Interested Committee Member, name, age, as well as information regarding their service on the boards of other mutual funds in the Prudential mutual fund complex, is as follows:

PROPOSED INDEPENDENT COMMITTEE MEMBER NOMINEES

Name, Address* and Age	Position(s) Held with the Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Committee Member	Other Directorships** Held by Nominee for Committee Member
Linda W. Bynoe (55)	None	—	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.	59	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

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Name, Address* and Age	Position(s) Held with the Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Committee Member	Other Directorships** Held by Nominee for Committee Member
David E. A. Carson (73)	Committee Member	2004	Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People's Bank (1987-2000).	63

Robert E. La Blanc (74)	None	—	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommuni-cations).	61	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Name, Address* and Age	Position(s) Held with the Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Committee Member	Other Directorships** Held by Nominee for Committee Member
Douglas H. McCorkindale (68)	None	—	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Garnet Co. Inc. (publishing and Media).	59	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64)	None	—	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	60

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Name, Address* and Age	Position(s) Held with the Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Committee Member	Other Directorships** Held by Nominee for Committee Member
Robin B. Smith (68)	None	—	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	61	Formerly Director of BellSouth Corporation (1992-2006).

Stephen G. Stoneburn (64)	None	—	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.: Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	61

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Name, Address* and Age	Position(s) Held with the Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Committee Member	Other Directorships** Held by Nominee for Committee Member
Clay T. Whitehead (69)	None	—	President (since 1983) of YCO (new business development firm).	61

Kevin J. Bannon (55)	None	—	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (January 2003-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	None

Michael S. Hyland (62)	None	—	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.	None

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PROPOSED INTERESTED COMMITTEE MEMBER NOMINEES

Name, Address* and Age	Position(s) Held with the Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Committee Member	Other Directorships** Held by Nominee for Committee Member
Judy A. Rice (60)	President	Since 2003	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute	59

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Name, Address* and Age	Position(s) Held with the Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Committee Member	Other Directorships** Held by Nominee for Committee Member
Robert F. Gunia (61)	Vice President	Since 2003	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Service LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	149	Vice President and Director (since May 1989) Treasurer (since 1999) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

*  Unless otherwise indicated, the address of each nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

**  This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

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The following tables set forth the dollar range of the investment of each nominee in the Account as of December 31, 2007. The tables also include the aggregate dollar range of securities held by each nominee in all funds in the Prudential fund complex overseen by that nominee as of December 31, 2007.

NOMINEE SHARE OWNERSHIP TABLE — INDEPENDENT COMMITTEE MEMBERS

Name of Nominee	Dollar Range of Investment in Account	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Nominee in Family of Investment Companies
Lina W. Bynoe	None	Over $100,000
David E. A. Carson	None	Over $100,000
Robert E. La Blanc	None	Over $100,000
Douglas H. McCorkindale	None	Over $100,000
Richard A. Redeker	None	Over $100,000
Robin B. Smith	None	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Clay T. Whitehead	None	Over $100,000
Kevin J. Bannon	None	None
Michael S. Hyland	None	None

NOMINEE SHARE OWNERSHIP TABLE — INTERESTED COMMITTEE MEMBERS

Name of Nominee	Dollar Range of Investment in Account	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Nominee in Family of Investment Companies
Judy A. Rice	None	Over $100,000
Robert F. Gunia	None	Over $100,000

None of the nominees for Independent Committee Member, or any member of his or her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Account or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Account as of May 9, 2008.

The following table sets forth information described the aggregate compensation paid by the Account for the most recently completed fiscal year and

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by the Prudential fund complex for the calendar year ended December 31, 2007 to each of the nominees for his or her services.

COMPENSATION PAID TO INDEPENDENT COMMITTEE MEMBER NOMINEES

Name of Person, Position(1)	Aggregate Compensation from the Account	Pension or Retirement Benefits Accrued as Part of Account Expenses	Estimated Annual Benefits Upon Retirement	Total 2007 Compensation From Account and Fund Complex Paid to Nominees
Linda W. Bynoe	None	None	None	$180,000 (33/59)(3)
David E. A. Carson	$8,000	None	None	$191,000 (37/63)(3)
Robert E. La Blanc	None	None	None	$174,000 (35/61)(3)
Douglas H. McCorkindale(2)	None	None	None	$173,000 (33/59)(3)
Richard A. Redeker	None	None	None	$184,000 (34/60)(3)
Robin B. Smith(2)	None	None	None	$194,000 (35/61)(3)
Stephen G. Stoneburn	None	None	None	$180,000 (35/61)(3)
Clay T. Whitehead	None	None	None	$179,000 (35/61)(3)
Kevin J. Bannon	None	None	None	None
Michael S. Hyland	None	None	None	None

(1)  Interested Committee Members do not receive any compensation from the Account or the fund complex.

(2)  Although the last column shows the total amount paid to nominees from the fund complex during the calendar year ended December 31, 2007, such compensation was deferred at the election of the directors, in total or in part, under the funds' deferred fee agreements. Including accrued interest and the selected fund's rate of return on amounts deferred through December 31, 2007, the total amount of compensation for the year amounted to $205,386 and $431,766 for Mr. McCorkindale and Ms. Smith, respectively.

(3)  Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.

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The Committee met four times during the twelve months ended December 31, 2007. It is expected that the Committee Members will meet at least four times a year at regularly scheduled meetings.

The Account has an Audit Committee, which is composed entirely of Independent Members, and normally meets four times a year, or as required, in conjunction with the meetings of the Committee for the Account. Currently, Messrs. Fenster, McDonald, Weber and Carson are members of the Audit Committee for the Account. Among other things, the Audit Committee of the Account has the following responsibilities:

•  Recommending to the Committee of the Account the selection, retention or termination, as appropriate, of the independent public accountants of the Account.

•  Reviewing the independent accountants' compensation, the proposed terms of their engagement, and their independence.

•  Reviewing annual financial statements, including any adjustments to the annual financial statements recommended by the Account's independent accountants, and any significant issues that arose in connection with the preparation of those financial statements.

•  Reviewing changes in accounting policies or practices that had, or are expected to have, a significant impact on the preparation of financial statements.

•  Generally acting as a liaison between the independent accountants and the Committee.

A copy of the Audit Committee Charter for the Account is included as Exhibit A. During the twelve months ended December 31, 2007, the Audit Committee of the Account met two times.

The Nominating Committee for the Account is currently composed of Messrs. Fenster, Weber and McDonald. The members confer periodically and hold meetings as required. The responsibilities of the Nominating Committee include, but are not limited to, recommending to the Committee the individuals to be nominated to become Independent Committee Members. During the twelve months ended December 31, 2007, the Nominating Committee did not meet. The Account does not have a compensation committee. The Nominating Committee of the Account generally will not consider nominees recommended by Contractholders/Participants.

The firm of KPMG International ("KPMG"), 345 Park Avenue, New York, NY 10154, is the independent accountant for the Account. Each Audit Committee recommended, and the Committee approved, the selection of KPMG as the Account's independent accountant for the Account's current fiscal year. Representatives of KPMG are not expected to be present at the Meeting.

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Audit Fees

In accordance with Independence Standards Board No. 1, KPMG, the Account's independent accountant for the fiscal year ended December 31, 2007, has confirmed to the Audit Committee that they are independent with respect to the Account. KPMG has confirmed the following information:

•  Audit Fees: The aggregate fees billed by KPMG for professional services rendered for the audit of the Account's annual financial statements for the fiscal year ended December 31, 2007 was $17,481.

•  Financial Information Systems Design and Implementation Fees:  KPMG billed no fees for professional services rendered to the Account for information technology services relating to financial information systems design and implementation for the Account's most recent fiscal year. Similarly, KPMG billed no fees for professional services rendered to the Account's Manager and any entities controlling, controlled by or under common control with the Account's Manager that provide services to the Account for information technology services relating to financial information systems design and implementation for the calendar year ended December 31, 2007.

•  All Other Fees:  The aggregate fees billed by KPMG for services rendered to the Account's Manager and any entity controlling, controlled by or under common control with the Account's Manager that provides services to the Account, amounted to approximately $26,200 for the calendar year ended December 31, 2007.

Required Vote

For the Account, nominees receiving the affirmative vote of a plurality of the votes cast will be elected, provided a quorum is present at the Meeting. A vote "FOR" the Proposal is a vote for each of the 12 nominees listed above.

THE COMMITTEE FOR THE ACCOUNT, INCLUDING THE INDEPENDENT COMMITTEE MEMBERS, RECOMMEND THAT YOU VOTE "FOR" EACH OF THE NOMINEES UNDER THE PROPOSAL.

OTHER BUSINESS

Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Contractholders/Participants arise, management will vote the proxies according to their best judgment in the interest of the relevant Account.

  /s/ Jonathan D. Shain

  Jonathan D. Shain
  Assistant Secretary

May 27, 2008

It is important that you execute and return ALL of your proxies promptly.

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Exhibit A

AUDIT COMMITTEE

CHARTER

I.  Qualifications for Membership on the Audit Committee

The Audit Committee of each Fund shall consist of a minimum of three Directors of the Fund, appointed by the Board of Directors of the Fund:

(a)  no member shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (1940 Act);

(b)  no member shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board of Directors or any committee thereof);

(c)  at the time of his or her appointment to the Audit Committee, each member shall be financially literate as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(d)  at least one member must have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Board of Directors shall determine annually (i) if simultaneous service on the audit committees of more than three public companies by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee and (ii) whether any member of the Audit Committee is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.

II.  Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)  to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting;

(b)  to oversee the integrity of the Fund's financial statements and the independent audit thereof;

(c)  to oversee, or as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

(d)  to approve the engagement of the Fund's independent accountants and, in connection therewith and on an ongoing basis, to review and evaluate the qualifications, independence and performance of the Fund's independent accountants; and

(e)  to act as a liaison between the Fund's independent accountants and the full Board.

III.  Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent accountants' responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) preparation, presentation and integrity of the Fund financial statements; (2) maintenance of appropriate accounting and financial reporting principles and policies; (3) maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations; and (4) maintenance of procedures for the reporting to the Audit Committee of material findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers. The independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to retain and terminate the Fund's independent accountants (subject, if applicable, to shareholder ratification). Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the independent accountants.

The review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent accountants for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or management and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person's professional or expert competence; (3) a Board committee of which the Director is not a member; and (4) representations made by management as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Fund. "Management" means the Fund's Manager, acting through its officers and employees, not the Fund's officers as such.

IV.  Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)  to select or retain independent accountants to annually audit and provide their opinion on the Fund's financial statements, and recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) to ratify the selection or retention;

(b)  to terminate, as appropriate, the independent accountants;

(c)  to monitor the independence and capabilities of the independent accountants;

(d)  to review and approve the independent accountants' compensation and the proposed terms of their engagement, including the fees proposed to be charged to the Fund by the independent accountants for each audit and non-audit service;

(e)  to approve prior to appointment, the engagement of the independent accountant or any other independent accounting firms to provide other audit services to the Fund or to provide permissible non-audit services to the Fund, its investment adviser (which throughout this Charter includes the Fund's subadviser(s), if any) or any entity controlling, controlled by, or under common control with the investment adviser (adviser affiliate) that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund and as otherwise required by law;

(f)  to discuss with management the independent accountants' proposals for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and to consider periodically whether to rotate the audit firm itself;

(g)  to establish, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's independent accountants to provide any of the services described in the paragraph immediately above;

(h)  to consider the controls applied by the independent accountants and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(i)  to consider whether the non-audit services provided by the Fund's independent accountants to the Fund, the Fund's investment adviser or any adviser affiliate that provides ongoing services to the Fund, are compatible with maintaining the independent accountants' independence;

(j)  to recommend to the Board of Directors the appointment of the Fund's principal accounting officer and principal financial officer;

(k)  to review the arrangements for and scope of the annual audit and any special audits;

(l)  to oversee the work of the Fund's independent accountants by reviewing, with the independent accountants, (i) the arrangements for, the scope of, and the results of, the audit of annual financial statements; and (ii) the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

(m)  to review and discuss the Fund's annual audited financial statements, and, to the extent required by applicable law or regulations, the Fund's semi-annual financial statements, with Fund management and the Fund's independent accountants and to review the independent accountants' opinion on the Fund's financial statements;

(n)  to review, as appropriate and in consultation with management of the Fund and/or the independent accountants, reports or other communications submitted by the independent accountants, whether voluntary or mandated by law, including those relating to Fund accounting and financial reporting policies, procedures and internal controls over financial reporting (including the Fund's critical accounting policies and practices), any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent accountants, any material problems or difficulties in conducting the audit or reaching an unqualified opinion on the financial statements, any significant disagreements with management and, to the extent the Audit Committee deems necessary or appropriate, any matters to promote improvements in the quality of the Fund's accounting and financial reporting, as well as any management responses to comments relating to those policies, procedures, controls and other issues;

(o)  to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees or employees of the investment adviser who have a significant role in the Fund's internal control over financial reporting;

(p)  to consider, in consultation with the independent accountants and management, the adequacy of the Fund's accounting and financial reporting policies and practices and their internal controls and procedures for financial reporting;

(q)  to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and by employees of the Fund's investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Fund of concerns about accounting or auditing matters;

(r)  to address reports from attorneys (in accordance with any attorney conduct procedures adopted by the Fund or its investment adviser from time to time) or independent accountants of possible violations of federal or state law or fiduciary duty;

(s)  to review, periodically, reports to the Audit Committee regarding findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers;

(t)  to investigate, or initiate an investigation, when the Committee deems it necessary, of reports of potential improprieties or improprieties in connection with the Fund's accounting or financial reporting Fund operations;

(u)  to meet periodically with management of the Fund (outside the presence of the independent accountants) and with the independent accountants of the Fund (outside the presence of Fund management) to discuss any issues relating to the Fund's audited financial statements or otherwise arising from the Committee's functions.

(v)  to resolve disagreements between management and the independent accountants regarding financial reporting or in Fund operations;

(w)  at least annually, to obtain and review a report by the Fund's independent accountants describing: (i) such independent accountants' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such independent accountants, and any steps taken to deal with any such issues; and (iii) to assess the independence of the Fund's independent accountants, all relationships between the Fund's independent accountants and the Fund; the Fund's investment adviser, and affiliates of the adviser;

(x)  to establish hiring policies and procedures for the Fund, its investment adviser or administrator relating to the hiring of employees or former employees of the Fund's independent accountants;

(y)  to report the Committee's activities and conclusions on a regular basis to the Board of Directors and to make such recommendations as the Committee deems necessary or appropriate;

(z)  to at least annually review the adequacy of, and, as appropriate, implement changes to, its Charter;

(aa)  to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter; and

(bb)  to evaluate annually the performance of the Audit Committee.

To the extent permitted by a Fund's Articles of Incorporation/Declaration of Trust and bylaws, the Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members in accordance with pre-approval policies and procedures developed by the Committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval of the audit required by the federal securities laws may not be delegated.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Fund's independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund, the authority to retain and compensate independent counsel and other advisers as the Committee deems necessary, and the appropriate resources, as the Committee deems necessary, to pay for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V.  Meetings of the Audit Committee

The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management and the Fund's independent accountants. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund's investment adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

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THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 2 PROXY FORM

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THIS PROXY IS SOLICITED ON BEHALF OF THE COMMITTEE OF THE ACCOUNT. The undersigned hereby appoints Grace C. Torres, and Jonathan D. Shain and Deborah A. Docs as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the Units of the Account held of record by the undersigned on May 9, 2008 at the Meeting to be held at 10:00 a.m. Eastern Daylight time on July 18, 2008 at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, NJ 10702, or any adjournment thereof.

THE UNITS REPRESENTED BY THE PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. THE PROXY WILL BE VOTED FOR THE NOMINEES IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT FOR DISCUSSION OF THE PROPOSAL.

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In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

Date

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THE COMMITTEE RECOMMENDS A VOTE FOR ALL OF THE NOMINEES OF THE PROPOSAL.

	FOR	WITHHOLD

To elect as Directors the following 12 nominees: 1.	all nominees	authority to
(01) David E. A. Carson, (02) Robert E. La Blanc,	listed	vote for all
(03) Douglas H. McCorkindale, (04) Linda W. Bynoe,	(except as	nominees
(05) Richard A. Redeker, (06) Robin B. Smith,	noted at	listed
(07) Stephen G. Stoneburn, (08) Clay T. Whitehead,	left)
(09) Judy A. Rice, (10) Robert F. Gunia
(11) Kevin J. Bannon, (12) Michael S. Hyland	☐	☐

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